                                                                     EXHIBIT 1.1


                                 $150,000,000

                   %  Convertible Trust Preferred Securities






                            UNDERWRITING AGREEMENT


June [ ], 1998

                             UNDERWRITING AGREEMENT

                                                                 June [__], 1998

SBC WARBURG DILLON READ INC.
CIBC OPPENHEIMER CORP.
as Managing Underwriters
535 Madison Avenue
New York, New York 10022

Dear Sirs:

          CNB Capital Trust I (the "Trust"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware, and CNB Bancshares, Inc., a corporation organized under the laws of the State of Indiana (the "Company"), propose to sell to you and the other underwriters named in Schedule A to this Agreement (the "Underwriters"), for whom you are acting as managing underwriters (the "Managing Underwriters"), an aggregate of 6,000,000
shares of its [   ]% Shared Preference Redeemable Securities (liquidation amount
$25.00 per Share Preference Redeemable Security) (the "Firm Capital Securities"). In addition, the Trust and the Company propose to grant to the Underwriters an option to purchase up to an additional 900,000 Capital Securities on the terms and for the purposes set forth in Section 1 (the "Option Capital Securities"). The Firm Capital Securities and the Option Capital Securities, if purchased, are hereinafter collectively called the "Capital Securities."

          The Capital Securities will be guaranteed by the Company with respect to distributions and amounts payable upon liquidation or redemption of such Capital Securities (the "Guarantee") pursuant to the Guarantee Agreement (the "Guarantee Agreement"), to be entered into between the Company and The Bank of New York, as trustee (the "Guarantee Trustee"), for the benefit of holders from time to time of the Capital Securities. The Company will be the owner of all of the beneficial ownership interests represented by the common securities (the "Common Securities") of the Trust. Proceeds from the sale of Capital Securities to the Underwriters and from the concurrent sale of Common Securities to the
Company will be used to purchase [    ]% Convertible Subordinated Debentures,
due [          ] (the "Debentures") of the Company.  The Debentures will be issued by the Company pursuant to an Indenture (the "Indenture"), to be entered into between the Company and The Bank of New York, as trustee (the "Debenture Trustee"). This Agreement, the Indenture, the Debentures, the Trust Agreement (as defined in Section 3(h)) and the Guarantee Agreement are referred to collectively as the "Operative Documents". Copies of the Operative Documents, in substantially final form, have been delivered to each of the Underwriters.

          The Company and the Trust have filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, including a prospectus relating to the Capital Securities and the shares (the "Shares") of common stock, $1 stated value per share, of the Company (the "Common Stock") issuable by the Company upon conversion of the Capital Securities and the Debentures, which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act"). The Company and the Trust have furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a "Preliminary Prospectus") relating to the Capital Securities and the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including information (if any) contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be a part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act, is herein called the "Registration Statement", and the prospectus, including all documents incorporated therein by reference, in the form filed by the Company and the Trust with the Commission pursuant to Rule 424(b) under the Act or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus".

          The Trust, the Company and the Underwriters agree as follows:

          1. Sale and Purchase: Upon the basis of the warranties and representations and the other terms and conditions herein set forth, the Trust and the Company agree to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase, the respective number of Capital Securities set forth opposite the name of such Underwriter in Schedule A attached hereto.

          In addition, the Trust and the Company grant to the Underwriters an option to purchase up to 900,000 Option Capital Securities. Such option is granted solely for the purpose of covering over-allotments in the sale of Capital Securities and is exercisable as provided in Section 2 hereof. Option Capital Securities shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Capital Securities set opposite the name of such Underwriters in Schedule A hereto. The respective purchase obligations of each Underwriter with respect to the Option Capital Securities shall be adjusted by you so that no Underwriter shall be obligated to purchase Option Capital Securities other than in integral multiples of 100.

          The price of both the Firm Capital Securities and any Option Capital Securities shall be 100% of the aggregate liquidation amount thereof, plus accrued distributions, if any, from June [ ], 1998 to the Delivery Date (as defined in Section 2 hereof).

          As compensation to the Underwriters for their commitment hereunder, the Company will, on the applicable Delivery Date pay to you, for the accounts of the several Underwriters, an amount equal to ___% of the aggregate liquidation amount of the Capital Securities to be delivered by the Company and the Trust hereunder on such Delivery Date.

          The Trust and the Company are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Capital Securities as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Capital Securities upon the terms set forth in the Prospectus.

          2.   Payment and Delivery:    Delivery of and payment for the Capital
Securities shall be made at the office of Simpson Thacher & Bartlett at 425 Lexington Avenue, New York, New York at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between you, the Trust and the Company. This date and time are sometimes referred to as the "First Delivery Date". On the First Delivery Date, the Trust shall deliver or cause to be delivered to you for the account of each Underwriter against payment to or upon the order of the Trust of the purchase price in Federal or other funds immediately available in New York City, the Capital Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Property Trustee as custodian for the Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

          At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 1 may be exercised by written notice being given by you to the Company. Such notice shall set forth the aggregate number of Option Capital Securities as to which the option is being exercised and the date and time when the Option Capital Securities are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Capital Securities are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

          Delivery of and payment for the Option Capital Securities shall be made at the place specified in the first sentence of the first paragraph of this
Section 2 (or at such other place as shall be determined by agreement between you and the Company on behalf of the Trust) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Trust shall deliver or cause to be delivered the Option Capital Securities to you for the account of each Underwriter against payment to or upon the order of the Trust of the purchase price by wire transfer of immediately available funds to such account as the Company shall specify on behalf of the Trust. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Capital Securities shall be in the form of one or more global Option Capital Securities registered in the name of Cede & Co., as nominee of DTC.

          On each Delivery Date, the Company will pay, or cause to be paid, the commission payable on such Delivery Date to the Underwriters under the penultimate paragraph of Section 1 by wire transfer in immediately available funds to such account as the Representatives shall specify.

          3. Representations and Warranties of the Trust and the Company: The Trust and the Company, jointly and severally, represent and warrant to each of the Underwriters that:

          (a) On the date the Registration Statement became effective (the "Effective Date") the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and at the Delivery Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Act and the Exchange Act. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above, neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company and the Trust make no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus.

          (b) The documents incorporated by reference in the Registration Statement and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and at the Delivery Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (c) As of the date of this Agreement, the Company has an authorized capitalization as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the Delivery Date the Company shall have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the BHC Act); the Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver the relevant Operative Documents and to issue and sell the Debentures and to issue Shares upon conversion of the Capital Securities as herein contemplated.

          (d) The Company and each of its subsidiaries (the "Subsidiaries") are duly qualified or licensed by in each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole; and the Company and each of its Subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

          (e) The deposit accounts of the Company's bank and savings association subsidiaries are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") or the Savings Association Insurance Fund of the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or threatened.

          (f) Neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (i) its respective charter or by-laws or (ii) in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound (except, in the case of clause
     (ii), where such breach or default does not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole), and the execution, delivery and performance of the Operative Documents by the Company and the Trust and the issuance of the Capital Securities, the Debentures and the Shares and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provisions of the charter or by-laws of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries.

          (g) The Capital Securities and the Common Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the Prospectus, will be duly and validly issued, fully paid and non-assessable; and the Capital Securities and the Common Securities, when issued and delivered, will conform in all material respects to the descriptions thereof contained in the Prospectus; the Shares initially issuable upon conversion of the Capital Securities have been duly authorized and validly reserved for issuance upon conversion of the Capital Securities and are free of statutory and contractual preemptive rights and are sufficient in number to meet current conversion requirements, and such Shares, when so issued upon such conversion in accordance with the terms of the Indenture and Trust Agreement, will be duly and validly issued and fully paid and nonassessable, with no personal liability attaching to the ownership thereof.

          (h) The Indenture has been duly authorized, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Indenture Trustee) and delivered by the Company will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Debentures have been duly authorized and, when duly executed, authenticated, issued and delivered as contemplated in the Indenture, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Debentures, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

          (i) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Act with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Trust Agreement (the " Trust Agreement") among the Company, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee") and the individuals named therein as the Administrative Trustees (the "Administrative Trustees", and together with the Property Trustee and the Delaware Trustees, the "Trustees"), and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

          (j) The Trust Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company and the Trustees, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and will conform in all material respects to the description thereof contained in the Prospectus. Each of the Administrative Trustees is an employee of the Company and has been duly authorized by the Company to serve in such capacity and to execute and deliver the Trust Agreement.

          (k) The Guarantee Agreement has been duly authorized and, when duly executed and delivered by the proper officers of the Company and the Guarantee Trustee, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Guarantee Agreement, when executed and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

          (l) This Agreement has been duly authorized, executed and delivered by each of the Company and the Trust.

          (m) The capital stock of the Company, including the Shares, conform in all material respects to the description thereof contained in the Registration Statement and Prospectus.

          (n) No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance by the Company and the Trust of the Operative Documents or the issuance and sale of the Capital Securities and the Shares as contemplated hereby other than as may be required under the Act and the Exchange Act and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Capital Securities and the Shares are being offered by the Underwriters.

          (o) KPMG Peat Marwick LLP, whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act and the applicable published rules and regulations thereunder;

          (p) Each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which could have a material adverse effect on the Company and its Subsidiaries taken as a whole.

          (q) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

          (r) There are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a material adverse effect on the business, condition, prospects or property of the Company and its Subsidiaries taken as a whole.

          (s) The audited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          (t) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material and unfavorable change, financial or otherwise, in the business, properties, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company and its Subsidiaries taken as a whole, (B) any transaction, which is material to the Company and its Subsidiaries taken as a whole, contemplated or entered into by the Company or either of its Subsidiaries or (C) any obligation, contingent or otherwise, directly or indirectly, incurred by the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries taken as a whole.

          4. Certain Covenants of the Trust and the Company: The Trust and the Company hereby agree:

          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Capital Securities and the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect as long as required for the distribution of the Capital Securities and the Shares, provided that the Trust and the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Capital Securities and the Shares); and to promptly advise you of the receipt by the Trust or the Company of any notification with respect to the suspension of the qualification of the Capital Securities or the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b) to make available to you in New York City, not later than 10:00 A.M. New York City time on the day following the execution and delivery of this Agreement, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company or the Trust shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act;

          (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company and the Trust agree to file not later than 10:00 A.M. New York City time on the day following the execution and delivery of this Agreement);

          (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus including by filing any documents that would be incorporated therein by reference and to file no such amendment or supplement to which you shall object in writing;

          (e) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and (iii) such other information as you may reasonably request regarding the Company or its Subsidiaries;

          (f) to advise the Underwriters promptly of the happening of any event known to the Company or the Trust within the time during which a prospectus relating to the Capital Securities and the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

          (g) to make generally available to its security holders in the manner contemplated by Rule 158 under the Act, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the

     Act) covering a period of twelve months beginning after the effective date of the Registration Statement, as soon as is reasonably practicable after the termination of such twelve-month period;

          (h) to furnish to you three signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

          (i) to furnish to you as early as practicable prior to the time of purchase, but no later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(b) of this Agreement;

          (j) to apply the net proceeds from the sale of the Capital Securities and Debentures in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

          (k) to pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 5 hereof and (iii) and (iv) below) in connection with
     (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment),
     (ii) the preparation, issuance, execution, authentication and delivery of the Capital Securities, Debentures and the Shares, (iii) the word processing and/or printing of this Agreement, any and Powers of Attorney, the Operative Documents, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Capital Securities and the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Capital Securities and the Shares on any securities exchange or qualification for quotation in NASDAQ and any registration thereof under the Exchange Act, (vi) any fees payable to investment rating agencies with respect to the Capital Securities, (vii) any filing for review of the public offering of the Capital Securities and the Shares by the National Association of Securities Dealers, Inc. and (viii) the performance of the Trust and the Company's other obligations hereunder;

          (l) to furnish to you, before filing with the Commission subsequent to the Effective Date and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act;

          (m) (i) not to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any additional securities of the Trust or the Company substantially similar to the Capital Securities or securities convertible into or exchangeable for similar securities or warrants or other rights to purchase similar securities or permit the registration under the Act of any similar securities, except for the registration of the Capital Securities and the Shares and the sales to the Underwriters pursuant to this Agreement, for a period of 90 days after the date hereof, without the prior written consent of the Managing Underwriters; and (ii) not to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Capital Securities and the Shares and the sales to the Underwriters pursuant to this Agreement and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, for a period of 90 days after the date hereof, without the prior written consent of the Managing Underwriters;

          (n) to use its best efforts to cause the Capital Securities and the Shares to be listed on the New York Stock Exchange; and

          (o) at any time that the number of authorized but unissued shares of Common Stock (or shares of Common Stock held in treasury and available for such purpose) shall be less than the aggregate number of shares of Common Stock into which the Capital Securities then outstanding shall be convertible, to take such action as is necessary to increase the number of shares which the Company is authorized to issue so that the Company will have a sufficient number of shares of Common Stock available for conversion of the Capital Securities then outstanding.

          5. Reimbursement of Underwriters' Expenses: If the Capital Securities are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 8 hereof or the default by one or more of the

Underwriters in its or their respective obligations hereunder, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

          6. Conditions of Underwriters' Obligations: The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Trust and the Company on the date hereof and on each Delivery Date, the performance by the Trust and the Company of their obligations hereunder and to the following conditions:

          (a) The Trust and the Company shall furnish to you an opinion of Lewis, Rice and Fingersh, counsel for the Company, addressed to the Underwriters and dated the time of purchase with reproduced copies thereof for each of the other Underwriters, dated the Delivery Date and in form satisfactory to Simpson Thacher & Bartlett, counsel for the Underwriters, stating that:

          (i) the Company is duly registered as a bank holding company under the BHC Act and the Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to issue, sell and deliver the Debentures and the Shares as herein contemplated; each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business;

          (ii) the Company and its Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole, and the Company and its Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary;

          (iii) this Agreement has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Trust;

          (iv) the Trust Agreement has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Trust;

          (v) the Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Indenture Trustee) constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Debentures have been duly authorized, executed, issued and delivered by the Company as contemplated in the Indenture and (assuming due authentication by the Indenture Trustee) constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (vi) the Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Guarantee Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (vii) the Shares initially issuable upon conversion of the Capital Securities and the Debentures have been duly authorized and validly reserved for issuance upon conversion of the Capital Securities and the Debentures and are free of statutory and contractual preemptive rights and are sufficient in number to meet current conversion requirements, and such Shares, when so issued upon such conversion in accordance with the terms of the Trust Agreement and the Indenture, will be duly and validly issued and fully paid and nonassessable, with no personal liability attaching to the ownership thereof;

          (viii) the statements contained in the Prospectus under the caption "Certain United States Federal Income Tax Consequences" are accurate in all material respects and constitute a fair summary of the matters set forth therein;

          (ix) the Capital Securities, the Common Stock, including the Shares and the Debentures conform in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus;

          (x) the statements in the Prospectus under the captions "Description of Capital Securities," "Description of Convertible Subordinated Debentures," "Description of Guarantee," and "Relationship Among Capital Securities, Subordinated Debentures and Guarantee," insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters.

          (xi) neither the Trust nor the Company nor any subsidiary of the Company is required to register as an investment company under the Investment Company Act as a result of the transactions contemplated by the Operative Documents;

          (xii) the Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and free of statutory and contractual preemptive rights;

          (xiii) the Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act;

          (xiv) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

          (xv) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance by the Company and the Trust of the Operative Documents or issue or sale of the Capital Securities and the Shares as contemplated hereby other than as may be required under the Act and the Exchange Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Capital Securities and the Shares are being offered by the Underwriters);

          (xvi) the execution, delivery and performance of the Operative Documents and the issuance of the Capital Securities, Debentures and the Shares and the consummation by the Company and the Trust of the transactions contemplated hereby and thereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), any provisions of the charter or bylaws of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

          (xvii) to the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan or credit agreement or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

          (xviii) to the best of such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

          (xix) to the best of such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

            (xx) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed when such amendment was filed), complied as to form in all material respects with the Exchange Act (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein as to which such counsel need express no opinion);

          (xxi) the Indenture, the Guarantee and the Trust Agreement have each been duly qualified under the Trust Indenture Act; and

          (xxii) such counsel have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vii), (viii), (xi) and (xi) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the Delivery Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

          (b) The Trust and the Company shall furnish to you an opinion of Richards Layton & Finger, as special Delaware counsel to the Trust and the Company, addressed to the Underwriters and dated the Delivery Date with reproduced copies thereof for each of the other Underwriters and in form satisfactory to Simpson Thacher & Bartlett, counsel for the Underwriters, stating that:

               (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

               (ii) under the Delaware Act and the Trust Agreement the Trust has the trust power and authority to own its property and conduct its business as set forth in the Trust Agreement;

               (iii) the Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and other similar laws relating to the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (iv) under the Delaware Act and the Trust Agreement, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, the Operative Documents and (ii) to issue and perform its obligations under the Capital Securities and the Common Securities;

               (v) under the Delaware Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

               (vi) the Capital Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement. The holders of the Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of Capital Securities may be obligated, pursuant to the Trust Agreement, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates of Capital Securities and the issuance of replacement certificates of Capital Securities, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement;

               (vii) under the Delaware Act and the Trust Agreement, the issuance of the Capital Securities is not subject to preemptive rights;

               (viii) the issuance and sale by the Trust of the Capital Securities and Common Securities, the execution, delivery and performance by the Trust of the Operative Documents, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder, and the performance by the Company, as depositor, of its obligations under the Trust Agreement
          (A) do not violate (i) any of the provisions of the certificate of trust of the Trust or the Trust Agreement or (ii) any applicable Delaware law or administrative regulation (except that such counsel need express no opinion with respect to the securities laws of the State of Delaware) and (B) do not require any consent, approval, license, authorization or validation of, or filing or registration with, any Delaware legislative, administrative or regulatory body under the laws or administrative regulations of the State of Delaware (except that such counsel need express no opinion with respect to the securities laws of the state of Delaware); and

               (ix) assuming that the Trust derives no income from or in connection with sources within the State of Delaware, is deemed to be a grantor trust under the Internal Revenue Code of 1986, as amended, and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Capital Securities (other than those holders of Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

          (c) You shall have received from KPMG Peat Marwick LLP, letters dated, respectively, as of the date of this Agreement and the Delivery Date, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the other Underwriters) in the forms heretofore approved by the Managing Underwriters.

          (d) You shall have received the opinion (addressed to the Underwriters) of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Delivery Date, with respect to, as applicable, the incorporation of the Company, the Registration Statement, the Prospectus (other than financial statements and other financial and statistical data included therein) and other related matters as the Managing Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (e) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, not later than 10:00 A.M. on the day following the execution and delivery of this Agreement.

          (f) Prior to the Delivery Date (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
     (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
     (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (g) Between the time of execution of this Agreement and the Delivery Date (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

          (h) The Company will deliver to you a certificate, dated the Delivery Date, of two of its executive officers to the effect that the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraph (f) and paragraph (g) have been met and are true and correct as of such date.

          (i) You shall have received signed letters, dated the date of this Agreement, from each of the directors and officers of the Company and stockholders of the Company designated by you to the effect that such persons shall not sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of the Prospectus without the prior written consent of the Managing Underwriters.

          (j) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the Delivery Date as you may reasonably request.

          (k) The Company and the Trust shall perform such of their obligations under this Agreement as are to be performed by the terms hereof at or before the Delivery Date or before the Second Delivery Date, as the case may be.

          (l) The Capital Securities and the Shares shall have been approved for listing on the New York Stock Exchange, subject only to notice of issuance at or prior to the Delivery Date.

          (m) Between the time of execution of this Agreement and the Delivery Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g) (2) promulgated under the Act.

          7. Effective Date of Agreement; Termination: This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Capital Securities if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, (a) there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole, which would, in your reasonable professional judgment or in the reasonable professional judgment of such group of Underwriters, make it impracticable to market the Capital Securities, or (b) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) promulgated under the Act or, if, at any time prior to the Delivery Date trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your reasonable professional judgment or in the reasonable professional judgment of such group of Underwriters, to make it impracticable to market the Capital Securities.

          If you or any group of Underwriters elect to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly by letter or telegram.

          If the sale to the Underwriters of the Capital Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Trust shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(k), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company or the Trust under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

          8. Increase in Underwriters' Commitments: If any Underwriter shall default in its obligation to take up and pay for the Capital Securities to be purchased by it hereunder and if the number of Capital Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Capital Securities, the non-defaulting Underwriters shall take up and pay for (in addition to the number of Capital Securities they are obligated to purchase pursuant to Section 1 hereof) the number of Capital Securities agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Capital Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Capital Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the number of Capital Securities set opposite the names of such non-defaulting Underwriters in Schedule A.

          Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Trust agree with the non-defaulting Underwriters that they will not sell any Capital Securities hereunder unless all of the Capital Securities are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the Delivery Date for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

          The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

          9.   Indemnity by the Company, the Trust and the Underwriters:

          (a) The Trust and the Company agree, jointly and severally, to indemnify, defend and hold harmless each Underwriter, its directors and officers, and any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or person may incur under the Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company or the Trust) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company or the Trust), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading.

          If any action is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company and the Trust pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the Trust in writing of the institution of such action and the Company and the Trust shall assume the defense of such action, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the Company or the Trust shall not relieve the Company or the Trust from any liability which they may have to any Underwriter or any such person or otherwise. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such person unless the employment of such counsel shall have been authorized in writing by the Company and the Trust in connection with the defense of such action or the Company and the Trust shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company and the Trust (in which case the Company and the Trust shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and the Trust and paid as incurred (it being understood, however, that the Company and the Trust shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). The Company and the Trust shall not be liable for any settlement of any such claim or action effected without their written consent, but if settled with the written consent of the Company and the Trust, the Company and the Trust agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Trust and the Company, their directors and officers and any person who controls the Trust or the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Trust or the Company or any such person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company or the Trust) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

          If any action is brought against the Trust or the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Trust or the Company or such person shall promptly notify such Underwriter in writing of the institution of such action and such Underwriter shall assume the defense of such action, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter, from any liability which they may have to the Trust or the Company or any such person or otherwise. The Trust or the Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Trust or the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter) in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). No Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter, but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Trust and the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 9 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims
(i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Capital Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Trust and the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Trust and the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Trust or the Company on the one hand or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

          (d) The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

          (e) The indemnity and contribution agreements contained in this
Section 9 and the covenants, warranties and representations of the Company and the Trust contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its directors or officers or any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Trust or the Company, their directors and officers or any person who controls the Trust or the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Capital Securities. The Company and the Trust and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company and the Trust, against any of the Trust or the Company's officers and directors, in connection with the issuance and sale of the Capital Securities, or in connection with the Registration Statement or Prospectus.

          10. Notices: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to SBC Warburg Dillon Read Inc., 535 Madison Avenue, New York, N.Y. 10022,
Attention: Syndicate Department and, if to the Company or the Trust, shall be sufficient in all respects if
delivered to the Company at the offices of the Company at [            ,
Attention:           ].

          11. Construction: This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

          12. Parties at Interest: The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Trust and the Company and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

          13. Counterparts: This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

          14.  Miscellaneous:

     (a) SBC Warburg Dillon Read Inc., an indirect, wholly owned subsidiary of Swiss Bank Corporation, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Swiss Bank Corporation. Because SBC Warburg Dillon Read Inc. is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by SBC Warburg Dillon Read Inc. are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are
     not otherwise an obligation or responsibility of a branch or agency.   A
     lending affiliate of SBC Warburg Dillon Read Inc. may have lending relationships with issuers of securities underwritten or privately placed by SBC Warburg Dillon Read Inc. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by SBC Warburg Dillon Read Inc. will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of SBC Warburg Dillon Read Inc. Without the prior written approval of the Company, the U.S. branches and agencies of Swiss Bank Corporation will not share with SBC Warburg Dillon Read Inc. any non-public information concerning you, and SBC Warburg Dillon Read Inc. will not share any non-public information received from the Company with any of such U.S. branches and agencies of Swiss Bank Corporation.

     (b) CIBC Oppenheimer Corp., an indirect, wholly owned subsidiary of Canadian Imperial Bank of Commerce, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Canadian Imperial Bank of Commerce. Because CIBC Oppenheimer Corp. is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by CIBC Oppenheimer Corp. are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency. A lending affiliate of CIBC Oppenheimer Corp. may have lending relationships with issuers of securities underwritten or privately placed by CIBC Oppenheimer Corp. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by CIBC Oppenheimer Corp. will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of CIBC Oppenheimer Corp. Without the prior written approval of the Company, the U.S. branches and agencies of Canadian Imperial Bank of Commerce will not share with CIBC Oppenheimer Corp. any non-public information concerning the Company, and CIBC Oppenheimer Corp. will not share any non-public information received from the Company you with any of such U.S. branches and agencies of Swiss Bank Corporation.

          If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

                              Very truly yours,

                              CNB CAPITAL TRUST I

                              By:
                                 ------------------------------
                                    Title:


                              CNB BANCSHARES, INC.

                              By:
                                 ------------------------------
                                    Title:

Accepted and agreed to as
of the date first above
written, on behalf of
themselves and the other
several Underwriters
named in Schedule A

SBC WARBURG DILLON READ INC.
CIBC OPPENHEIMER CORP.

By:  SBC WARBURG DILLON READ INC.

By:
   -------------------------------
      Title:

By:  CIBC OPPENHEIMER CORP.

By:
   -------------------------------
      Title:

                                  SCHEDULE A

Underwriter                                         Number of Capital Securities
-----------                                         ----------------------------
SBC WARBURG DILLON READ INC.
CIBC OPPENHEIMER CORP.
STIFEL, NICOLAUS & COMPANY INCORPORATED
HOWE BARNES INVESTMENTS, INC.
NATCITY INVESTMENTS, INC.
KEEFE, BRUYETTE & WOODS, INC.
WEDGEWOOD PARTNERS, INC.









                    Total........................